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                                                               EXHIBIT 10.14(K)


                    RESOURCE BANCSHARES MORTGAGE GROUP, INC.
                               7909 PARKLANE ROAD
                         COLUMBIA, SOUTH CAROLINA 29223

                                  June 25, 2001


Mr. Douglas K. Freeman, Chairman
  and Chief Executive Officer
Resource Bancshares Mortgage Group, Inc.
7909 Parklane Road
Columbia, SC  29223

Dear Doug:

Based upon your performance as Chief Executive Officer, Resource Bancshares Mortgage Group, Inc. is pleased to amend your Employment Agreement dated January 10, 2000 to extend the term of your employment for one additional year. Accordingly, the date "December 31, 2001" appearing in Section 3 thereof is hereby amended to read "December 31, 2002." As amended hereby, the Employment Agreement shall continue in full force and effect.

If you are in agreement with the amendment to your Employment Agreement set forth above, please so indicate by signing this letter in the space provided below and returning it to the undersigned.

Sincerely,

Resource Bancshares Mortgage Group, Inc.


By:   /s/ Stuart M. Cable
   ---------------------------------
     Stuart M. Cable
     Chairman Compensation Committee.

Agreed to and accepted:


       /s/ Douglas K. Freeman
------------------------------------
         Douglas K. Freeman